UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2022
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On April 28, 2022, Webster Financial Corporation (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”) by remote communication. At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in the Company’s Proxy Statement related to the Annual Meeting. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions and, if applicable, broker non-votes with respect to each matter:

Proposal 1

The Company’s shareholders elected fifteen individuals to the board of directors to serve one-year terms, as set forth below:

NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
William L. Atwell	149,998,240	2,054,703	159,669	11,982,027
John P. Cahill	151,313,790	709,204	189,618	11,982,027
John R. Ciulla	151,379,573	668,731	164,308	11,982,027
E. Carol Hayles	151,390,691	653,450	168,471	11,982,027
Linda H. Ianieri	150,930,049	1,090,651	191,912	11,982,027
Mona Aboelnaga Kanaan	151,356,365	660,752	195,495	11,982,027
Jack L. Kopnisky	149,379,902	2,179,882	652,828	11,982,027
James J. Landy	151,404,045	608,667	199,900	11,982,027
Maureen B. Mitchell	151,396,820	623,134	192,658	11,982,027
Laurence C. Morse	146,996,751	5,052,210	163,651	11,982,027
Karen R. Osar	148,657,297	3,387,910	167,405	11,982,027
Richard O’Toole	151,197,469	814,033	201,110	11,982,027
Mark Pettie	151,521,906	522,191	168,515	11,982,027
Lauren C. States	151,565,952	479,244	167,416	11,982,027
William E. Whiston	151,389,809	619,190	203,613	11,982,027

Proposal 2

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
147,807,084	3,620,733	784,795	11,982,027

Proposal 3

The Company’s shareholders ratified the appointment by the board of directors of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTAIN
161,819,299	2,159,817	215,523

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: May 2, 2022	/s/ James P. Blose
James P. Blose
General Counsel and Corporate Secretary